SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2004

(null)

                                  (Depositor)

       (Issuer in respect of Mid-State Capital Corporation, 2004-1 Trust)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 15, 2004


(null)


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 15, 2004


                             Payment Date: 09/15/04


          ------------------------------------------------------------
                  Mid-State Capital Corporation, 2004-1 Trust
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A         178,051,435.24    6.005000%     2,116,478.16    890,999.06    3,007,477.21       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         47,692,824.98    6.497000%       566,919.45    258,216.90      825,136.36       0.00       0.00
                        M2         34,179,759.13    8.114000%       406,291.10    231,112.14      637,403.24       0.00       0.00
                        B          31,000,039.90    8.900000%       368,494.12    229,916.96      598,411.08       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        290,924,059.25     -            3,458,182.83  1,610,245.06    5,068,427.89     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A         175,934,957.08              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         47,125,905.53              0.00
                                M2         33,773,468.03              0.00
                                B          30,631,545.78              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        287,465,876.42     -
--------------------------------------------------------------------------------

                             Payment Date: 09/15/04


          ------------------------------------------------------------
(null)
                  Mid-State Capital Corporation, 2004-1 Trust
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A     178,051,435.24     6.005000% 59560UAA9    11.741839      4.943102    976.055373
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     47,692,824.98     6.497000% 59560UAB7    11.741839      5.348099    976.055373
                           M2     34,179,759.13     8.114000% 59560UAC5    11.741839      6.679155    976.055373
                           B      31,000,039.90     8.900000% 59560UAD3    11.741839      7.326163    976.055373
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     290,924,059.25       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
                  Mid-State Capital Corporation, 2004-1 Trust
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       310,518,243.06   310,518,243.06
Loan count                      0                0
Avg loan rate           0.000000%             0.00
Prepay amount                0.00             0.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees             0.00             0.00
Sub servicer fees            0.00             0.00
Trustee fees                 0.00             0.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           61.485596%           100.000000%            178,051,435.24
   -----------------------------------------------------------------------------
   Junior           38.514404%             0.000000%            111,530,919.33
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          51                 3,578,724.60
60 to 89 days                          24                 1,563,187.56
90 or more                             12                   752,146.54
Foreclosure                            17                 1,186,875.97

Totals:                               104                 7,080,934.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,068,427.89          5,068,427.89
Principal remittance amount            3,458,182.83          3,458,182.83
Interest remittance amount             1,610,245.06          1,610,245.06